UNITED STATES
             SECURITIES AND EXCHANGE COMMMISSION
                   Washington, D.C. 20549


                        FORM 8-K
                     Current Report
           Pursuant to Section 13 or 15d of the
             Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  April 16, 2001


              First Consumers National Bank
               First Consumers Master Trust

   (Exact name of co-registrants as specified in their charter)


    Illinois             333-48860 and             93-098-2044
                         333-48860-01

    (State of            (Commission file         (I.R.S. Employer
     incorporation)        numbers)                Identification No.)


   9300 S.W. Gemini Drive,
   Beaverton, OR                                              97008
    (Address of principal executive offices)                (Zip Code)


                             (630) 986-8800
           (Registrant's telephone number, including area code)


                                No Change
           (Former name or Former address, if changed since last report)



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Item 5. Other events

As previously reported, on March 6, 2001, the Registants caused the issuance and sale by First Consumers Credit Card Master Note Trust of $462,000,000 aggregate principal amount of Class A Series 2000-A Floating Rate Asset-Backed Notes, $63,000,000 aggregate principal amount of Class B Series 2000-A Floating Rate Asset-Backed Notes, and $36,000,000 aggregate principal amount of Class C Series 2000-A Floating Rate Asset-Backed Notes.

On April 16, 2001, First Consumers Credit Card Master Note Trust made available the Monthly Noteholders' Statement for the monthly period beginning March 6, 2001 and ending March 31, 2000, which is attached as
Exhibit 20.1 hereto.



Item 7.  Financial Statements and Exhibits.

(c)  Exhibits

     Exhibit 20.1          Monthly Noteholders' Statement



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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                  FIRST CONSUMERS NATIONAL BANK
                                  (Co-Registrant)

Dated: April 25, 2001             By:    /s/ John R. Steele
                                  Name:  John R. Steele
                                  Title: Treasurer


                                  FIRST CONSUMERS MASTER TRUST
                                  (Co-Registrant)

                                  By:    First Consumers National Bank,
                                  as originator of First Consumers Master Trust

Dated: April 25, 2001             By:    /s/ John R. Steele
                                  Name:  John R. Steele
                                  Title: Treasurer


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EXHIBIT INDEX

Exhibit No.
20.1    Monthly Noteholder Statement



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